EXHIBIT 99.1
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JUPITERMEDIA ANNOUNCES ACQUISITION OF HEMERA TECHNOLOGIES INC. FOR ITS
JUPITERIMAGES DIVISION

(New York, NY - November 15, 2004) - Jupitermedia Corporation (Nasdaq: JUPM) today announced that its wholly-owned subsidiary JupiterImages Corporation has acquired all of the shares of Hemera Technologies Inc. (www.hemera.com) for approximately U.S. $7.3 million in cash. Hemera Technologies, based in Gatineau, Quebec, Canada, is a leading resource for royalty free digital images for business users and creative professionals. Hemera Technologies sells images on CD and DVD as well as by download over the Internet, individually or through subscription, through its Ablestock.com (www.ablestock.com) and ImageExpress.com (www.imageexpress.com) Web sites.

"The acquisition of Hemera's images and business operations solidifies JupiterImage's position as one of the largest organizations in the business of selling royalty free digital images by download or online subscription" stated Alan M. Meckler, Chairman and CEO of Jupitermedia Corporation. "Hemera's collection of over 600,000 wholly owned digitized images, which includes photos, photo objects and clipart, increases our position as the largest owner of wholly owned digitized images in the world. We anticipate significant marketing and business synergies between the Hemera business and image assets and our JupiterImages division as well as our other Jupitermedia properties. We expect that this acquisition will be accretive to our earnings and cash flows," added Meckler.

ABOUT JUPITERMEDIA CORPORATION

Jupitermedia Corporation (Nasdaq: JUPM) (www.jupitermedia.com), headquartered in Darien, CT, is a leading global provider of original information, images, research and events for information technology, business and creative professionals. JupiterWeb, the online division of Jupitermedia, operates four distinct online networks: internet.com and EarthWeb.com for IT and business professionals; DevX.com for developers; and ClickZ.com for interactive marketers. JupiterWeb properties include more than 150 Web sites and over 150 e-mail newsletters that are viewed by approximately 20 million users and generate approximately 300 million page views monthly. Jupitermedia also includes: JupiterImages, one of the leading images companies in the world with over 4.0 million images online serving creative professionals with products like Comstock Images, Thinkstock Images, Thinkstock Footage, Photos.com, Hemera.com and Clipart.com; JupiterResearch, a leading international research advisory organization specializing in business and technology market research in 18 business areas and 14 vertical markets; and JupiterEvents, which produces offline conferences and trade shows focused on IT and business-specific topics, including Search Engine Strategies and Wi-Fi Planet.

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: STATEMENTS IN THIS PRESS RELEASE WHICH ARE NOT HISTORICAL FACTS ARE "FORWARD-LOOKING STATEMENTS" THAT ARE MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS. THE POTENTIAL RISKS AND UNCERTAINTIES ADDRESS A VARIETY OF SUBJECTS INCLUDING, FOR EXAMPLE, THE COMPETITIVE ENVIRONMENT IN WHICH JUPITERMEDIA

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COMPETES; THE UNPREDICTABILITY OF JUPITERMEDIA'S FUTURE REVENUES, EXPENSES, CASH
FLOWS AND STOCK PRICE; JUPITERMEDIA'S ABILITY TO INTEGRATE ACQUIRED BUSINESSES, PRODUCTS AND PERSONNEL INTO ITS EXISTING BUSINESSES; JUPITERMEDIA'S DEPENDENCE
ON A LIMITED NUMBER OF ADVERTISERS; AND JUPITERMEDIA'S ABILITY TO PROTECT ITS INTELLECTUAL PROPERTY. FOR A MORE DETAILED DISCUSSION OF SUCH RISKS AND UNCERTAINTIES, REFER TO JUPITERMEDIA'S REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE SECURITIES ACT OF 1933 AND THE SECURITIES EXCHANGE ACT OF 1934. THE FORWARD-LOOKING STATEMENTS INCLUDED HEREIN ARE MADE AS OF THE DATE OF THIS PRESS RELEASE, AND JUPITERMEDIA ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS AFTER THE DATE HEREOF.




CONTACT:

Lisa DiGiacomo

Marketing and Public Relations Associate

212-547-7938

ldigiacomo@jupitermedia.com

ALL CURRENT JUPITERMEDIA CORPORATION PRESS RELEASES CAN BE FOUND ON THE WORLD WIDE WEB AT http://www.jupitermedia.com/corporate/press.html.

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